MASSMUTUAL SELECT FUNDS
MassMutual Strategic Bond Fund
(the “Fund”)
Supplement dated August 10, 2021, to the
Prospectus dated February 1, 2021 and the
Summary Prospectus dated February 1, 2021
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus, and any previous supplements. It should be retained and read in conjunction with the Prospectus and Summary Prospectus, and any previous supplements.
Effective August 10, 2021, Brandywine Global Investment Management, LLC (“Brandywine Global”) was added as a subadviser of the Fund.
Effective August 10, 2021, the following information replaces similar information for the Fund found under the headings Annual Fund Operating Expenses and Example in the section titled Fees and Expenses of the Fund (on page 10 of the Prospectus):
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class R5	Service Class	Administrative Class	Class A	Class R4	Class R3
Management Fees	0.38%	0.38%	0.38%	0.38%	0.38%	0.38%	0.38%
Distribution and Service (Rule 12b-1) Fees	None	None	None	None	0.25%	0.25%	0.50%
Other Expenses	0.09%	0.19%	0.29%	0.39%	0.39%	0.29%	0.29%
Total Annual Fund Operating Expenses	0.47%	0.57%	0.67%	0.77%	1.02%	0.92%	1.17%
Fee Waiver	(0.05%)	(0.05%)	(0.05%)	(0.05%)	(0.05%)	(0.05%)	(0.05%)
Total Annual Fund Operating Expenses after Fee Waiver(1)	0.42%	0.52%	0.62%	0.72%	0.97%	0.87%	1.12%

(1)
The expenses in the above table reflect a written agreement by MML Advisers to waive 0.05% of its management fees through January 31, 2023. This agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. For Class A shares, the example includes the initial sales charge. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class I	$43	$143	$255	$584
Class R5	$53	$175	$311	$706
Service Class	$63	$207	$366	$827
Administrative Class	$74	$238	$420	$947
Class A	$520	$729	$957	$1,613
Class R4	$89	$286	$502	$1,124
Class R3	$114	$364	$636	$1,414

Effective August 10, 2021, the following information replaces the information for the Fund found under the heading Principal Investment Strategies in the section titled Investments, Risks, and Performance (beginning on page 10 of the Prospectus):
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. dollar-denominated fixed income securities and other debt instruments of domestic and foreign entities, including corporate bonds, securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, mortgage-backed securities, and money market instruments. The Fund may invest up to 20% of its total assets in non-U.S. dollar-denominated securities of these entities. The Fund may also invest in emerging markets. The Fund may but will not necessarily engage in foreign currency transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to attempt to seek to hedge or to protect against adverse changes in currency exchange rates. In pursuing its investment objective, the Fund may (but is not obligated to) use a wide variety of additional exchange-traded and over-the-counter derivatives, including futures contracts (for hedging purposes or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio); interest rate swaps (for hedging purposes or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio); credit default swaps (for hedging purposes, to earn additional income, or as a substitute for direct investments); and hybrid instruments (as a substitute for direct investments). The Fund may also purchase and sell exchange-traded and over-the-counter options for hedging purposes, to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio, or as a substitute for direct investments. Use of derivatives by the Fund may create investment leverage. The Fund may purchase and sell securities on a when-issued, delayed delivery, or forward commitment basis. The Fund may also invest in money market securities, including commercial paper. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund is managed by three subadvisers, Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), and Brandywine Global Investment Management, LLC (“Brandywine Global”), each being responsible for a portion of the portfolio, although they may manage different amounts of the Fund’s assets.
The Fund invests primarily in investment grade securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s, or, if unrated, determined by the subadviser to be of comparable quality), but may invest up to 25% of the portfolio in below investment grade debt securities (“junk” or “high yield” bonds), including securities in default. In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if Western Asset or Brandywine Global consider that doing so would be consistent with the Fund’s investment objective. Certain fixed income securities in which the Fund may invest pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset upon a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. The Fund may also acquire, and subsequently hold, warrants and other equity interests. The Fund’s effective duration is normally expected to be between three and nine years. If the Fund’s effective duration falls outside of this range, the Fund will take action to bring it within its expected range within a reasonable period of time. Duration measures the price sensitivity of a bond to changes in interest rates. Duration is the dollar weighted average time to maturity of a bond utilizing the present value of all future cash flows. Effective duration measures the price sensitivity of a bond with embedded options to changes in interest rates. It provides a more accurate measure of price volatility when, due to the embedded options, the cash flow characteristics of the bond change as interest rates shift.
Western Asset invests in the fixed income markets seeking to exceed returns of the Fund’s benchmark while approximating benchmark risk. Western Asset focuses on sector allocation, issue selection, duration weighting, and term structure when buying and selling securities for the Fund. Western Asset emphasizes diversification, the use of multiple strategies and identification of long-term trends. The three key factors that determine Western Asset’s allocation decisions for the Fund are: Western Asset’s broad economic outlook, its review of historical yield spreads for debt instruments versus Treasuries, and its evaluation of changes in credit quality and the corresponding impact on prices. Western Asset will determine the portion of the Fund’s assets it is responsible for to be allocated to non-U.S. dollar denominated securities from time to time. Western Asset Limited, an affiliate of Western Asset, has subadvisory responsibility for Western Asset’s non-U.S. dollar denominated investments. Western Asset Limited will select such investments based on its consideration of factors such as relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, and trade and current account balances.
Brandywine Global follows a value-driven, active, strategic approach to buying and selling securities for the Fund that considers duration, yield curve exposure, credit exposure, and sector weightings that are based upon the broad investment themes of its global macroeconomic research platform as they apply to U.S. markets. As part of its investment process, Brandywine Global develops an outlook for macroeconomic variables such as inflation, growth, and unemployment in the U.S., as well as in other countries that may impact U.S. fixed income sectors. Brandywine Global then develops a viewpoint on the business cycle and positions the strategy’s duration, sector weighting and credit exposures accordingly.
The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.
Effective August 10, 2021, the following information supplements the information for the Fund found under the heading Subadviser(s) in the section titled Management (page 15 of the Prospectus):
Brandywine Global Investment Management, LLC (“Brandywine Global”)
Effective August 10, 2021, the following information supplements the information for the Fund found under the heading Portfolio Manager(s) in the section titled Management (page 15 of the Prospectus):
Tracy Chen, CFA, CAIA is a Portfolio Manager at Brandywine Global. She has managed the Fund since August 2021.
Brian Kloss, JD, CPA is a Portfolio Manager at Brandywine Global. He has managed the Fund since August 2021.
Jack McIntyre, CFA is a Portfolio Manager at Brandywine Global. He has managed the Fund since August 2021.
Anujeet Sareen, CFA is a Portfolio Manager at Brandywine Global. He has managed the Fund since August 2021.
Effective August 10, 2021, the following information replaces similar information for Brandywine Global found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds beginning on page 138 of the Prospectus:
Brandywine Global Investment Management, LLC (“Brandywine Global”), located at 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, manages a portion of the portfolio of the Strategic Bond Fund and Diversified Value Fund. Founded in 1986, Brandywine Global offers an array of equity, fixed income, and balanced portfolios that invest in U.S., international, and global markets. Brandywine Global is an indirect wholly-owned, independently operated, subsidiary of Franklin Resources, Inc, a publicly-traded global investment management organization (New York Stock Exchange (“NYSE”): BEN). Brandywine Global also operates two affiliated companies with offices in Singapore and London. As of June 30, 2021, Brandywine Global managed approximately $67.6 billion in assets.
Brandywine Global was added as a subadviser of the Strategic Bond Fund on August 10, 2021.

Effective August 10, 2021, the following information supplements the information for Brandywine Global found under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds beginning on page 138 of the Prospectus:
Tracy Chen, CFA, CAIA

is a portfolio manager of a portion of the Strategic Bond Fund. Ms. Chen is a portfolio manager on Brandywine Global’s Global Fixed Income team. Prior to joining Brandywine Global in 2008, she was with UBS Investment Bank as Director of Structured Products, GMAC Mortgage Group (focusing on mortgage whole loan pricing and trading), and Deloitte Consulting.
Brian Kloss, JD, CPA

is a portfolio manager of a portion of the Strategic Bond Fund. Mr. Kloss is a portfolio manager on Brandywine Global’s Global Fixed Income team. Prior to joining Brandywine Global in 2009, he was co-portfolio manager at Dreman Value Management, LLC (2007-2009); high yield analyst/trader at Gartmore Global Investments (2002-2007); high yield and equity portfolio manager and general analyst at Penn Capital Management, Ltd. (2000-2002); an analyst with The Concord Advisory Group, Ltd. (1998-2000); and an international tax consultant with Deloitte & Touche LLP (1995-1998).
Jack McIntyre, CFA

is a portfolio manager of a portion of the Strategic Bond Fund. Mr. McIntyre is a portfolio manager on Brandywine Global’s Global Fixed Income and related strategies. Prior to joining Brandywine Global in 1998, he held positions as market strategist with McCarthy, Crisanti & Maffei, Inc. (1995-1998); senior fixed income analyst with Technical Data, a division of Thomson Financial Services (1992-1995); quantitative associate with Brown Brothers Harriman & Co. (1990), and investment analyst with the Public Employee Retirement Administration of Massachusetts (1987-1989).
Anujeet Sareen, CFA

is a portfolio manager of a portion of the Strategic Bond Fund. Mr. Sareen is a portfolio manager on Brandywine Global’s Global Fixed Income and related strategies. Prior to joining Brandywine Global in 2016, he was a managing director of global fixed income and a global macro strategist, as well as chair of the Currency Strategy Group at Wellington Management in Boston. Over his 22-year career at Wellington Management (1994-2016), he held a variety of roles while cultivating extensive fixed income and currency management experience.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3001M-21-09
SB-21-02

MASSMUTUAL SELECT FUNDS
MassMutual Strategic Bond Fund
(the “Fund”)
Supplement dated August 10, 2021 to the
Statement of Additional Information dated February 1, 2021
This supplement provides new and additional information beyond that contained in the Statement of Additional Information (“SAI”) and any previous supplements. It should be retained and read in conjunction with the SAI and any previous supplements.
Effective August 10, 2021, Brandywine Global Investment Management, LLC (“Brandywine Global”) was added as a subadviser of the Fund.
Effective August 10, 2021, the following information replaces similar information found in the second paragraph of the section titled General Information on page B-3:
The subadvisers for the Strategic Bond Fund are Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), and Brandywine Global Investment Management, LLC (“Brandywine Global”).
Effective August 10, 2021, the following information replaces similar information found on page B-93 under the heading Unaffiliated Subadvisers in the section titled Investment Advisory and Other Service Agreements:
Brandywine Global
MML Advisers has entered into Subadvisory Agreements with Brandywine Global pursuant to which Brandywine Global serves as a subadviser for the Strategic Bond Fund and Diversified Value Fund. These agreements provide that Brandywine Global manage the investment and reinvestment of a portion of the assets of the Funds. Brandywine Global is located at 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103. Brandywine Global is an indirect wholly-owned, independently operated, subsidiary of Franklin Resources, Inc, a publicly-traded global investment management organization (NYSE: BEN). Brandywine Global also operates two affiliated companies with offices in Singapore and London.
Brandywine Global also provides subadvisory services for the MML Equity Fund, which is a series of MML Series Investment Fund II, a registered, open-end investment company for which MML Advisers serves as investment adviser.
Effective August 10, 2021, the following information supplements the information for Brandywine Global found in the section titled Appendix C — Additional Portfolio Manager Information on page B-313:
The portfolio managers of the Strategic Bond Fund are Tracy Chen, Brian Kloss, Jack McIntyre, and Anujeet Sareen.
Other Accounts Managed:
	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance-Based*	Total Assets*
Tracy Chen
Registered investment companies**	14	$6,106,456,188	0	$0
Other pooled investment vehicles	53	$14,893,777,708	2	$468,791,685
Other accounts	59	$28,390,037,729	13	$14,863,238,433
Brian Kloss
Registered investment companies**	14	$6,106,456,188	0	$0
Other pooled investment vehicles	53	$14,893,777,708	2	$468,791,685
Other accounts	59	$28,390,037,729	13	$14,863,238,433
Jack McIntyre

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance-Based*	Total Assets*
Registered investment companies**	12	$5,894,947,715	0	$0
Other pooled investment vehicles	53	$14,928,666,139	2	$468,791,685
Other accounts	62	$29,523,392,748	15	$14,732,053,870
Anujeet Sareen
Registered investment companies**	12	$5,894,947,715	0	$0
Other pooled investment vehicles	53	$14,928,666,139	2	$468,791,685
Other accounts	62	$29,523,392,748	15	$14,732,053,870

*
The information provided is as of June 30, 2021.

**
Does not include the Strategic Bond Fund.

Ownership of Securities:
As of June 30, 2021 the portfolio managers did not own any shares of the Strategic Bond Fund.
The following information replaces similar information for Brandywine Global found in the section titled Appendix C — Additional Portfolio Manager Information on page B-313:
Compensation:
The discussion below describes the portfolio managers’ compensation as of June 30, 2021.
All portfolio managers receive a competitive base salary. In addition, from the firm’s profits, a bonus is paid quarterly and based on the performance of their investment strategies relative to a relevant peer-group universe over one-quarter, one-, three- and five-year time periods. After this performance-based incentive compensation is allocated, profits associated with individual product groups are allocated as follows: a majority is retained within the product group and the remainder is allocated to a pool shared by all product groups. More subjective measurements of an individual’s contributions to the success of their product group and to the overall success of the firm are considered as part of the individual allocation decision. Finally, investment professionals are eligible for Franklin Templeton stock at the discretion of Franklin Templeton with input from Brandywine Global management. Brandywine Global believes this system achieves the goal of retaining top-quality investment professionals, as it provides extremely competitive compensation with entrepreneurial potential, and of fostering excellent performance, growth, and teamwork.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
SAI B3001M-21-08